Calculation of Filing Fee Tables
S-3
BKV Corp
Table 1: Newly Registered and Carry Forward Securities	☑Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Carry Forward Securities
Carry Forward Securities	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
			Total Offering Amounts:				$ 0.00		$ 0.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Table 2: Fee Offset Claims and Sources	☑Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rule 457(p)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Table 3: Combined Prospectuses	☐Not Applicable
	Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date
	Equity	Common stock, par value $0.01 per share			S-3	333-290676	12/01/2025
	Equity	Preferred stock			S-3	333-290676	12/01/2025
	Debt	Debt Securities			S-3	333-290676	12/01/2025
	Other	Guarantees of Debt Securities			S-3	333-290676	12/01/2025
	Other	Rights			S-3	333-290676	12/01/2025
	Other	Warrants			S-3	333-290676	12/01/2025
	Other	Units			S-3	333-290676	12/01/2025
1	Other	Unallocated (Universal) Shelf		$ 820,600,000.00	S-3	333-290676	12/01/2025
2	Equity	Common Stock, par value $0.01 per share	4,142,089		S-3	333-292408	12/23/2025
Prospectus Note
[1]	Pursuant to Rule 429 under the Securities Act of 1933, as amended (the "Securities Act"), the prospectus, to which this exhibit is attached, is a combined prospectus (the "Combined Prospectus") relating to (i) the registration statement on Form S-3 (File No. 333-290676), originally filed with the Securities and Exchange Commission (the "SEC") on October 1, 2025 and subsequently declared effective on December 1, 2025 (as amended, the "Primary Registration Statement"), relating to such indeterminate number of common stock, par value $0.01 per share (the "Common Stock"), preferred stock, debt securities, guarantees of debt securities, rights, warrants and units of the registrant as shall have an aggregate initial offering price not to exceed US $1,000,000,000, of which US $820,600,000 remains unsold under the Primary Registration Statement and (ii) the registration statement on Form S-3 (File No. 333-292408), which became automatically effective upon filing on December 23, 2025 (the "Secondary Registration Statement"), relating to an aggregate of 5,233,957 shares of Common Stock, of which 4,142,089 shares remain unsold under the Secondary Registration Statement. This Combined Prospectus combines 7,003,813 shares of Common Stock from the Primary Registration Statement with 4,142,089 shares of Common Stock from the Secondary Registration Statement to enable an aggregate of 11,145,902 shares of Common Stock to be offered. The aggregate offering amount under the Primary Registration Statement will be up to $189,102,960.45, and the offering amount under the Secondary Registration Statement will be $111,836,403.00.

[2]	Pursuant to Rule 429 under the Securities Act of 1933, as amended (the "Securities Act"), the prospectus, to which this exhibit is attached, is a combined prospectus (the "Combined Prospectus") relating to (i) the registration statement on Form S-3 (File No. 333-290676), originally filed with the Securities and Exchange Commission (the "SEC") on October 1, 2025 and subsequently declared effective on December 1, 2025 (as amended, the "Primary Registration Statement"), relating to such indeterminate number of common stock, par value $0.01 per share (the "Common Stock"), preferred stock, debt securities, guarantees of debt securities, rights, warrants and units of the registrant as shall have an aggregate initial offering price not to exceed US $1,000,000,000, of which US $820,600,000 remains unsold under the Primary Registration Statement and (ii) the registration statement on Form S-3 (File No. 333-292408), which became automatically effective upon filing on December 23, 2025 (the "Secondary Registration Statement"), relating to an aggregate of 5,233,957 shares of Common Stock, of which 4,142,089 shares remain unsold under the Secondary Registration Statement. This Combined Prospectus combines 7,003,813 shares of Common Stock from the Primary Registration Statement with 4,142,089 shares of Common Stock from the Secondary Registration Statement to enable an aggregate of 11,145,902 shares of Common Stock to be offered. The aggregate offering amount under the Primary Registration Statement will be up to $189,102,960.45, and the offering amount under the Secondary Registration Statement will be $111,836,403.00.